Quarterly Performance Summary
BB&T Corporation
Fourth Quarter 2018

Financial Highlights
	Quarter Ended			Year-to-Date
	December 31%			December 31%
(Dollars in millions, except per share data, shares in thousands)	2018	2017	Change	2018	2017	Change
Summary Income Statement
Interest income	$2,160	$1,936	11.6%	$8,216	$7,533	9.1%
Interest expense	431	254	69.7	1,438	839	71.4
Net interest income - taxable equivalent	1,729	1,682	2.8	6,778	6,694	1.3
Less: Taxable-equivalent adjustment	24	38	(36.8)	96	159	(39.6)
Net interest income	1,705	1,644	3.7	6,682	6,535	2.2
Provision for credit losses	146	138	5.8	566	547	3.5
Net interest income after provision for credit losses	1,559	1,506	3.5	6,116	5,988	2.1
Noninterest income	1,235	1,225	0.8	4,876	4,782	2.0
Noninterest expense	1,784	1,855	(3.8)	6,932	7,444	(6.9)
Income before income taxes	1,010	876	15.3	4,060	3,326	22.1
Provision for income taxes	205	209	(1.9)	803	911	(11.9)
Net income	805	667	20.7	3,257	2,415	34.9
Noncontrolling interests	7	9	(22.2)	20	21	(4.8)
Preferred stock dividends	44	44	—	174	174	—
Net income available to common shareholders	754	614	22.8	3,063	2,220	38.0
Per Common Share Data
Earnings per share-basic	$0.99	$0.78	26.9%	$3.96	$2.78	42.4%
Earnings per share-diluted	0.97	0.77	26.0	3.91	2.74	42.7
Cash dividends declared	0.405	0.330	22.7	1.560	1.260	23.8
Common equity	35.46	34.01	4.3	35.46	34.01	4.3
Tangible common equity (1)	21.61	20.80	3.9	21.61	20.80	3.9
End of period shares outstanding	763,326	782,006	(2.4)	763,326	782,006	(2.4)
Weighted average shares outstanding-basic	765,013	783,764	(2.4)	772,963	799,217	(3.3)
Weighted average shares outstanding-diluted	775,402	795,867	(2.6)	783,484	810,977	(3.4)
Performance Ratios
Return on average assets	1.43%	1.19%		1.47%	1.09%
Return on average risk-weighted assets	1.77	1.50		1.82	1.37
Return on average common shareholders' equity	11.14	9.10		11.50	8.25
Return on average tangible common shareholders' equity (2)	19.02	15.35		19.54	13.99
Net interest margin - taxable equivalent	3.49	3.43		3.46	3.46
Fee income ratio	42.0	42.7		42.2	42.3
Efficiency ratio-GAAP	60.7	64.7		60.0	65.8
Efficiency ratio-adjusted (2)	56.5	57.2		57.1	58.0
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.26%	0.28%		0.26%	0.28%
Loans and leases plus foreclosed property	0.39	0.44		0.39	0.44
Net charge-offs as a percentage of average loans and leases	0.38	0.36		0.36	0.38
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.04		1.05	1.04
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.99x	2.62x		2.99x	2.62x
Average Balances
Assets	$223,625	$222,525	0.5%	$222,273	$221,065	0.5%
Securities (3)	46,610	48,093	(3.1)	47,100	46,029	2.3
Loans and leases	148,457	144,089	3.0	146,417	144,075	1.6
Deposits	157,842	157,959	(0.1)	157,483	159,241	(1.1)
Common shareholders' equity	26,860	26,759	0.4	26,640	26,907	(1.0)
Shareholders' equity	29,965	29,853	0.4	29,743	30,001	(0.9)
Period-End Balances
Assets	$225,697	$221,642	1.8%	$225,697	$221,642	1.8%
Securities (3)	45,590	47,574	(4.2)	45,590	47,574	(4.2)
Loans and leases	150,001	144,800	3.6	150,001	144,800	3.6
Deposits	161,199	157,371	2.4	161,199	157,371	2.4
Common shareholders' equity	27,069	26,595	1.8	27,069	26,595	1.8
Shareholders' equity	30,178	29,695	1.6	30,178	29,695	1.6
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.2%	10.2%		10.2%	10.2%
Tier 1	11.8	11.9		11.8	11.9
Total	13.8	13.9		13.8	13.9
Leverage	9.9	9.9		9.9	9.9
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2018	2018	2018	2018	2017
Summary Income Statement
Interest income	$2,160	$2,096	$2,016	$1,944	$1,936
Interest expense	431	382	337	288	254
Net interest income - taxable equivalent	1,729	1,714	1,679	1,656	1,682
Less: Taxable-equivalent adjustment	24	27	22	23	38
Net interest income	1,705	1,687	1,657	1,633	1,644
Provision for credit losses	146	135	135	150	138
Net interest income after provision for credit losses	1,559	1,552	1,522	1,483	1,506
Noninterest income	1,235	1,239	1,222	1,180	1,225
Noninterest expense	1,784	1,742	1,720	1,686	1,855
Income before income taxes	1,010	1,049	1,024	977	876
Provision for income taxes	205	210	202	186	209
Net income	805	839	822	791	667
Noncontrolling interests	7	7	3	3	9
Preferred stock dividends	44	43	44	43	44
Net income available to common shareholders	754	789	775	745	614
Per Common Share Data
Earnings per share-basic	$0.99	$1.02	$1.00	$0.96	$0.78
Earnings per share-diluted	0.97	1.01	0.99	0.94	0.77
Cash dividends declared	0.405	0.405	0.375	0.375	0.330
Common equity	35.46	34.90	34.51	34.06	34.01
Tangible common equity (1)	21.61	21.12	21.26	20.86	20.80
End of period shares outstanding	763,326	770,620	774,447	779,752	782,006
Weighted average shares outstanding-basic	765,013	771,562	775,836	779,617	783,764
Weighted average shares outstanding-diluted	775,402	781,867	785,750	791,005	795,867
Performance Ratios
Return on average assets	1.43%	1.49%	1.49%	1.45%	1.19%
Return on average risk-weighted assets	1.77	1.85	1.85	1.81	1.50
Return on average common shareholders' equity	11.14	11.69	11.74	11.43	9.10
Return on average tangible common shareholders' equity (2)	19.02	20.00	19.78	19.36	15.35
Net interest margin - taxable equivalent	3.49	3.47	3.45	3.44	3.43
Fee income ratio	42.0	42.3	42.5	41.9	42.7
Efficiency ratio-GAAP	60.7	59.5	59.7	60.0	64.7
Efficiency ratio-adjusted (2)	56.5	57.3	57.4	57.3	57.2
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.26%	0.27%	0.28%	0.30%	0.28%
Loans and leases plus foreclosed property	0.39	0.41	0.43	0.47	0.44
Net charge-offs as a percentage of average loans and leases	0.38	0.35	0.30	0.41	0.36
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.05	1.05	1.05	1.04
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.99x	2.86x	2.74x	2.49x	2.62x
Average Balances
Assets	$223,625	$222,674	$221,344	$221,419	$222,525
Securities (3)	46,610	46,299	47,145	48,374	48,093
Loans and leases	148,457	147,489	145,752	143,906	144,089
Deposits	157,842	157,271	157,676	157,138	157,959
Common shareholders' equity	26,860	26,782	26,483	26,428	26,759
Shareholders' equity	29,965	29,887	29,585	29,528	29,853
Period-End Balances
Assets	$225,697	$222,885	$222,681	$220,729	$221,642
Securities (3)	45,590	45,368	45,668	47,407	47,574
Loans and leases	150,001	147,712	147,798	144,206	144,800
Deposits	161,199	154,556	159,475	158,196	157,371
Common shareholders' equity	27,069	26,895	26,727	26,559	26,595
Shareholders' equity	30,178	30,007	29,832	29,662	29,695
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.2%	10.2%	10.2%	10.2%	10.2%
Tier 1	11.8	11.9	11.9	12.0	11.9
Total	13.8	13.9	13.9	14.0	13.9
Leverage	9.9	10.0	10.0	9.9	9.9
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2 BB&T Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
(Dollars in millions, except per share data, shares in thousands)	2018	2017	$	%	2018	2017	$	%
Interest Income
Interest and fees on loans and leases	$1,830	$1,598	$232	14.5%	$6,894	$6,230	$664	10.7%
Interest and dividends on securities	292	286	6	2.1	1,160	1,092	68	6.2
Interest on other earning assets	14	14	—	—	66	52	14	26.9
Total interest income	2,136	1,898	238	12.5	8,120	7,374	746	10.1
Interest Expense
Interest on deposits	206	104	102	98.1	644	344	300	87.2
Interest on short-term borrowings	39	19	20	105.3	111	41	70	170.7
Interest on long-term debt	186	131	55	42.0	683	454	229	50.4
Total interest expense	431	254	177	69.7	1,438	839	599	71.4
Net Interest Income	1,705	1,644	61	3.7	6,682	6,535	147	2.2
Provision for credit losses	146	138	8	5.8	566	547	19	3.5
Net Interest Income After Provision for Credit Losses	1,559	1,506	53	3.5	6,116	5,988	128	2.1
Noninterest Income
Insurance income	487	418	69	16.5	1,852	1,754	98	5.6
Service charges on deposits	185	183	2	1.1	712	706	6	0.8
Mortgage banking income	86	104	(18)	(17.3)	358	415	(57)	(13.7)
Investment banking and brokerage fees and commissions	139	111	28	25.2	477	410	67	16.3
Trust and investment advisory revenues	70	72	(2)	(2.8)	285	278	7	2.5
Bankcard fees and merchant discounts	74	67	7	10.4	287	271	16	5.9
Checkcard fees	56	55	1	1.8	221	214	7	3.3
Operating lease income	35	37	(2)	(5.4)	145	146	(1)	(0.7)
Income from bank-owned life insurance	28	33	(5)	(15.2)	116	122	(6)	(4.9)
Securities gains (losses), net	2	(1)	3	NM	3	(1)	4	NM
Other income	73	146	(73)	(50.0)	420	467	(47)	(10.1)
Total noninterest income	1,235	1,225	10	0.8	4,876	4,782	94	2.0
Noninterest Expense
Personnel expense	1,096	1,072	24	2.2	4,313	4,226	87	2.1
Occupancy and equipment expense	188	195	(7)	(3.6)	758	784	(26)	(3.3)
Software expense	70	65	5	7.7	272	242	30	12.4
Outside IT services	35	38	(3)	(7.9)	132	160	(28)	(17.5)
Regulatory charges	18	38	(20)	(52.6)	134	153	(19)	(12.4)
Amortization of intangibles	34	34	—	—	131	142	(11)	(7.7)
Loan-related expense	25	32	(7)	(21.9)	108	130	(22)	(16.9)
Professional services	43	36	7	19.4	138	123	15	12.2
Merger-related and restructuring charges, net	76	22	54	NM	146	115	31	27.0
Loss (gain) on early extinguishment of debt	—	—	—	—	—	392	(392)	(100.0)
Other expense	199	323	(124)	(38.4)	800	977	(177)	(18.1)
Total noninterest expense	1,784	1,855	(71)	(3.8)	6,932	7,444	(512)	(6.9)
Earnings
Income before income taxes	1,010	876	134	15.3	4,060	3,326	734	22.1
Provision for income taxes	205	209	(4)	(1.9)	803	911	(108)	(11.9)
Net income	805	667	138	20.7	3,257	2,415	842	34.9
Noncontrolling interests	7	9	(2)	(22.2)	20	21	(1)	(4.8)
Preferred stock dividends	44	44	—	—	174	174	—	—
Net income available to common shareholders	$754	$614	$140	22.8%	$3,063	$2,220	$843	38.0%
Earnings Per Common Share
Basic	$0.99	$0.78	$0.21	26.9%	$3.96	$2.78	$1.18	42.4%
Diluted	0.97	0.77	0.20	26.0	3.91	2.74	1.17	42.7
Weighted Average Shares Outstanding
Basic	765,013	783,764	(18,751)	(2.4)	772,963	799,217	(26,254)	(3.3)
Diluted	775,402	795,867	(20,465)	(2.6)	783,484	810,977	(27,493)	(3.4)
New pension accounting guidance was adopted in 1Q18 such that only service cost is included in personnel expense with the other pension expense elements included in other expense. Prior periods have been retrospectively adjusted to conform to the new presentation and total noninterest expense was not affected.

NM - not meaningful

BB&T Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2018	2018	2018	2018	2017
Interest Income
Interest and fees on loans and leases	$1,830	$1,772	$1,687	$1,605	$1,598
Interest and dividends on securities	292	283	294	291	286
Interest on other earning assets	14	14	13	25	14
Total interest income	2,136	2,069	1,994	1,921	1,898
Interest Expense
Interest on deposits	206	172	148	118	104
Interest on short-term borrowings	39	29	23	20	19
Interest on long-term debt	186	181	166	150	131
Total interest expense	431	382	337	288	254
Net Interest Income	1,705	1,687	1,657	1,633	1,644
Provision for credit losses	146	135	135	150	138
Net Interest Income After Provision for Credit Losses	1,559	1,552	1,522	1,483	1,506
Noninterest Income
Insurance income	487	448	481	436	418
Service charges on deposits	185	183	179	165	183
Mortgage banking income	86	79	94	99	104
Investment banking and brokerage fees and commissions	139	116	109	113	111
Trust and investment advisory revenues	70	71	72	72	72
Bankcard fees and merchant discounts	74	72	72	69	67
Checkcard fees	56	56	57	52	55
Operating lease income	35	37	36	37	37
Income from bank-owned life insurance	28	27	30	31	33
Securities gains (losses), net	2	—	1	—	(1)
Other income	73	150	91	106	146
Total noninterest income	1,235	1,239	1,222	1,180	1,225
Noninterest Expense
Personnel expense	1,096	1,104	1,074	1,039	1,072
Occupancy and equipment expense	188	189	187	194	195
Software expense	70	70	67	65	65
Outside IT services	35	33	32	32	38
Regulatory charges	18	37	39	40	38
Amortization of intangibles	34	33	31	33	34
Loan-related expense	25	28	26	29	32
Professional services	43	33	32	30	36
Merger-related and restructuring charges, net	76	18	24	28	22
Other expense	199	197	208	196	323
Total noninterest expense	1,784	1,742	1,720	1,686	1,855
Earnings
Income before income taxes	1,010	1,049	1,024	977	876
Provision for income taxes	205	210	202	186	209
Net income	805	839	822	791	667
Noncontrolling interests	7	7	3	3	9
Preferred stock dividends	44	43	44	43	44
Net income available to common shareholders	$754	$789	$775	$745	$614
Earnings Per Common Share
Basic	$0.99	$1.02	$1.00	$0.96	$0.78
Diluted	0.97	1.01	0.99	0.94	0.77
Weighted Average Shares Outstanding
Basic	765,013	771,562	775,836	779,617	783,764
Diluted	775,402	781,867	785,750	791,005	795,867
New pension accounting guidance was adopted in 1Q18 such that only service cost is included in personnel expense with the other pension expense elements included in other expense. Prior periods have been retrospectively adjusted to conform to the new presentation and total noninterest expense was not affected.

4 BB&T Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2018	2018	2018	2018	2017
Community Banking Retail and Consumer Finance
Net interest income (expense)	$881	$880	$853	$837	$857
Net intersegment interest income (expense)	87	76	69	48	37
Segment net interest income	968	956	922	885	894
Allocated provision for credit losses	151	121	110	122	138
Noninterest income	352	347	355	340	359
Noninterest expense	661	661	663	669	694
Income (loss) before income taxes	508	521	504	434	421
Provision (benefit) for income taxes	124	128	124	107	157
Segment net income (loss)	$384	$393	$380	$327	$264

Community Banking Commercial
Net interest income (expense)	$532	$513	$491	$464	$453
Net intersegment interest income (expense)	59	58	54	70	93
Segment net interest income	591	571	545	534	546
Allocated provision for credit losses	14	18	43	37	18
Noninterest income	112	109	110	106	107
Noninterest expense	267	262	254	253	276
Income (loss) before income taxes	422	400	358	350	359
Provision (benefit) for income taxes	93	90	80	79	125
Segment net income (loss)	$329	$310	$278	$271	$234

Financial Services and Commercial Finance
Net interest income (expense)	$190	$171	$169	$159	$154
Net intersegment interest income (expense)	21	26	19	18	25
Segment net interest income	211	197	188	177	179
Allocated provision for credit losses	5	5	(4)	(5)	(13)
Noninterest income	323	308	303	301	315
Noninterest expense	334	312	312	301	307
Income (loss) before income taxes	195	188	183	182	200
Provision (benefit) for income taxes	40	39	38	38	64
Segment net income (loss)	$155	$149	$145	$144	$136

Insurance Holdings
Net interest income (expense)	$32	$32	$29	$26	$25
Net intersegment interest income (expense)	(10)	(9)	(7)	(6)	(6)
Segment net interest income	22	23	22	20	19
Allocated provision for credit losses	—	1	—	1	—
Noninterest income	496	452	484	439	428
Noninterest expense	415	416	408	375	393
Income (loss) before income taxes	103	58	98	83	54
Provision (benefit) for income taxes	26	15	25	21	21
Segment net income (loss)	$77	$43	$73	$62	$33

Other, Treasury & Corporate (1)
Net interest income (expense)	$70	$91	$115	$147	$155
Net intersegment interest income (expense)	(157)	(151)	(135)	(130)	(149)
Segment net interest income	(87)	(60)	(20)	17	6
Allocated provision for credit losses	(24)	(10)	(14)	(5)	(5)
Noninterest income	(48)	23	(30)	(6)	16
Noninterest expense	107	91	83	88	185
Income (loss) before income taxes	(218)	(118)	(119)	(72)	(158)
Provision (benefit) for income taxes	(78)	(62)	(65)	(59)	(158)
Segment net income (loss)	$(140)	$(56)	$(54)	$(13)	$—

Total BB&T Corporation
Net interest income (expense)	$1,705	$1,687	$1,657	$1,633	$1,644
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,705	1,687	1,657	1,633	1,644
Allocated provision for credit losses	146	135	135	150	138
Noninterest income	1,235	1,239	1,222	1,180	1,225
Noninterest expense	1,784	1,742	1,720	1,686	1,855
Income (loss) before income taxes	1,010	1,049	1,024	977	876
Provision (benefit) for income taxes	205	210	202	186	209
Net income	$805	$839	$822	$791	$667
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

BB&T Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2018	2018	2018	2018	2017
Assets
Cash and due from banks	$2,753	$2,123	$2,046	$1,869	$2,243
Interest-bearing deposits with banks	984	748	662	912	343
Cash equivalents	143	135	213	132	127
Restricted cash	107	147	132	198	370
Securities available for sale at fair value	25,038	24,286	23,919	25,017	24,547
Securities held to maturity at amortized cost	20,552	21,082	21,749	22,390	23,027
Loans and leases:
Commercial:
Commercial and industrial	61,935	59,722	60,474	59,132	59,153
CRE	21,060	21,466	21,610	21,497	21,263
Lease financing	2,018	2,028	1,924	1,886	1,911
Retail:
Residential mortgage	31,393	30,821	29,965	28,792	28,725
Direct	11,584	11,618	11,661	11,675	11,891
Indirect	17,425	17,468	17,140	16,680	17,235
Revolving credit	3,132	3,070	2,876	2,766	2,872
PCI	466	497	533	589	651
Total loans and leases held for investment	149,013	146,690	146,183	143,017	143,701
Loans held for sale	988	1,022	1,615	1,189	1,099
Total loans and leases	150,001	147,712	147,798	144,206	144,800
Allowance for loan and lease losses	(1,558)	(1,538)	(1,530)	(1,498)	(1,490)
Premises and equipment	2,118	2,154	2,154	2,078	2,055
Goodwill	9,818	9,832	9,617	9,617	9,618
Core deposit and other intangible assets	758	789	647	679	711
Mortgage servicing rights at fair value	1,108	1,179	1,143	1,119	1,056
Other assets	13,875	14,236	14,131	14,010	14,235
Total assets	$225,697	$222,885	$222,681	$220,729	$221,642
Liabilities
Deposits:
Noninterest-bearing deposits	$53,025	$53,646	$54,270	$55,085	$53,767
Interest checking	28,130	26,590	27,257	27,217	27,677
Money market and savings	63,467	61,597	63,167	62,169	62,757
Time deposits	16,577	12,723	14,781	13,725	13,170
Total deposits	161,199	154,556	159,475	158,196	157,371
Short-term borrowings	5,178	9,652	3,576	4,321	4,938
Long-term debt	23,709	23,236	24,081	23,410	23,648
Accounts payable and other liabilities	5,433	5,434	5,717	5,140	5,990
Total liabilities	195,519	192,878	192,849	191,067	191,947
Shareholders' Equity:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Common stock	3,817	3,853	3,872	3,899	3,910
Additional paid-in capital	6,849	7,221	7,364	7,593	7,893
Retained earnings	18,118	17,673	17,197	16,712	16,259
Accumulated other comprehensive loss	(1,715)	(1,852)	(1,706)	(1,645)	(1,467)
Noncontrolling interests	56	59	52	50	47
Total shareholders' equity	30,178	30,007	29,832	29,662	29,695
Total liabilities and shareholders' equity	$225,697	$222,885	$222,681	$220,729	$221,642

6 BB&T Corporation

Average Balance Sheets
	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
(Dollars in millions)	2018	2017	$	%	2018	2017	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$4,555	$3,447	$1,108	32.1%	$3,800	$4,179	$(379)	(9.1)%
U.S. government-sponsored entities (GSE)	2,408	2,385	23	1.0	2,394	2,385	9	0.4
Mortgage-backed securities issued by GSE	38,566	40,381	(1,815)	(4.5)	39,559	37,250	2,309	6.2
States and political subdivisions	725	1,435	(710)	(49.5)	958	1,748	(790)	(45.2)
Non-agency mortgage-backed	326	391	(65)	(16.6)	349	411	(62)	(15.1)
Other	30	54	(24)	(44.4)	40	56	(16)	(28.6)
Total securities	46,610	48,093	(1,483)	(3.1)	47,100	46,029	1,071	2.3
Other earning assets	2,146	3,123	(977)	(31.3)	2,251	3,484	(1,233)	(35.4)
Loans and leases:
Commercial:
Commercial and industrial	60,553	58,478	2,075	3.5	59,663	57,994	1,669	2.9
CRE	21,301	20,998	303	1.4	21,435	20,497	938	4.6
Lease financing	1,990	1,851	139	7.5	1,917	1,726	191	11.1
Retail:
Residential mortgage	31,103	28,559	2,544	8.9	29,932	29,140	792	2.7
Direct	11,600	11,901	(301)	(2.5)	11,670	11,968	(298)	(2.5)
Indirect	17,436	17,426	10	0.1	17,111	17,840	(729)	(4.1)
Revolving credit	3,070	2,759	311	11.3	2,913	2,662	251	9.4
PCI	486	689	(203)	(29.5)	548	784	(236)	(30.1)
Total loans and leases held for investment	147,539	142,661	4,878	3.4	145,189	142,611	2,578	1.8
Loans held for sale	918	1,428	(510)	(35.7)	1,228	1,464	(236)	(16.1)
Total loans and leases	148,457	144,089	4,368	3.0	146,417	144,075	2,342	1.6
Total earning assets	197,213	195,305	1,908	1.0	195,768	193,588	2,180	1.1
Nonearning assets	26,412	27,220	(808)	(3.0)	26,505	27,477	(972)	(3.5)
Total assets	$223,625	$222,525	$1,100	0.5%	$222,273	$221,065	$1,208	0.5%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,732	$54,288	$(556)	(1.0)%	$53,818	$52,872	$946	1.8%
Interest checking	26,921	26,746	175	0.7	26,951	28,033	(1,082)	(3.9)
Money market and savings	62,261	61,693	568	0.9	62,257	63,061	(804)	(1.3)
Time deposits	14,682	13,744	938	6.8	13,963	14,133	(170)	(1.2)
Foreign office deposits - interest-bearing	246	1,488	(1,242)	(83.5)	494	1,142	(648)	(56.7)
Total deposits	157,842	157,959	(117)	(0.1)	157,483	159,241	(1,758)	(1.1)
Short-term borrowings	6,979	6,342	637	10.0	5,955	4,311	1,644	38.1
Long-term debt	23,488	22,639	849	3.8	23,755	21,660	2,095	9.7
Accounts payable and other liabilities	5,351	5,732	(381)	(6.6)	5,337	5,852	(515)	(8.8)
Total liabilities	193,660	192,672	988	0.5	192,530	191,064	1,466	0.8
Shareholders' equity	29,965	29,853	112	0.4	29,743	30,001	(258)	(0.9)
Total liabilities and shareholders' equity	$223,625	$222,525	$1,100	0.5%	$222,273	$221,065	$1,208	0.5%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

BB&T Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2018	2018	2018	2018	2017
Assets
Securities at amortized cost (1):
U.S. Treasury	$4,555	$3,561	$3,537	$3,538	$3,447
U.S. government-sponsored entities (GSE)	2,408	2,399	2,384	2,385	2,385
Mortgage-backed securities issued by GSE	38,566	39,111	39,777	40,813	40,381
States and political subdivisions	725	849	1,051	1,215	1,435
Non-agency mortgage-backed	326	340	354	375	391
Other	30	39	42	48	54
Total securities	46,610	46,299	47,145	48,374	48,093
Other earning assets	2,146	2,412	2,197	2,250	3,123
Loans and leases:
Commercial:
Commercial and industrial	60,553	59,900	59,548	58,627	58,478
CRE	21,301	21,496	21,546	21,398	20,998
Lease financing	1,990	1,941	1,862	1,872	1,851
Retail:
Residential mortgage	31,103	30,500	29,272	28,824	28,559
Direct	11,600	11,613	11,680	11,791	11,901
Indirect	17,436	17,282	16,804	16,914	17,426
Revolving credit	3,070	2,947	2,831	2,798	2,759
PCI	486	518	559	631	689
Total loans and leases held for investment	147,539	146,197	144,102	142,855	142,661
Loans held for sale	918	1,292	1,650	1,051	1,428
Total loans and leases	148,457	147,489	145,752	143,906	144,089
Total earning assets	197,213	196,200	195,094	194,530	195,305
Nonearning assets	26,412	26,474	26,250	26,889	27,220
Total assets	$223,625	$222,674	$221,344	$221,419	$222,525
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,732	$54,174	$53,963	$53,396	$54,288
Interest checking	26,921	26,655	26,969	27,270	26,746
Money market and savings	62,261	62,957	62,105	61,690	61,693
Time deposits	14,682	13,353	13,966	13,847	13,744
Foreign office deposits - interest-bearing	246	132	673	935	1,488
Total deposits	157,842	157,271	157,676	157,138	157,959
Short-term borrowings	6,979	6,023	5,323	5,477	6,342
Long-term debt	23,488	24,211	23,639	23,677	22,639
Accounts payable and other liabilities	5,351	5,282	5,121	5,599	5,732
Total liabilities	193,660	192,787	191,759	191,891	192,672
Shareholders' equity	29,965	29,887	29,585	29,528	29,853
Total liabilities and shareholders' equity	$223,625	$222,674	$221,344	$221,419	$222,525
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

8 BB&T Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	December 31, 2018			September 30, 2018
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$4,555	$25	2.11%	$3,561	$15	1.80%
U.S. government-sponsored entities (GSE)	2,408	14	2.24	2,399	13	2.23
Mortgage-backed securities issued by GSE	38,566	241	2.50	39,111	239	2.45
States and political subdivisions	725	6	3.53	849	10	3.50
Non-agency mortgage-backed	326	10	11.50	340	8	11.32
Other	30	—	4.51	39	1	3.79
Total securities	46,610	296	2.53	46,299	286	2.47
Other earning assets	2,146	14	2.54	2,412	15	2.52
Loans and leases:
Commercial:
Commercial and industrial	60,553	645	4.23	59,900	612	4.04
CRE	21,301	261	4.88	21,496	260	4.80
Lease financing	1,990	18	3.64	1,941	17	3.04
Retail:
Residential mortgage	31,103	319	4.10	30,500	313	4.08
Direct	11,600	164	5.56	11,613	155	5.34
Indirect	17,436	335	7.69	17,282	335	7.56
Revolving credit	3,070	72	9.39	2,947	63	9.47
PCI	486	26	20.49	518	26	20.14
Total loans and leases held for investment	147,539	1,840	4.96	146,197	1,781	4.83
Loans held for sale	918	10	4.66	1,292	14	4.28
Total loans and leases	148,457	1,850	4.96	147,489	1,795	4.83
Total earning assets	197,213	2,160	4.36	196,200	2,096	4.24
Nonearning assets	26,412			26,474
Total assets	$223,625			$222,674
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,921	34	0.49	$26,655	28	0.45
Money market and savings	62,261	125	0.80	62,957	109	0.68
Time deposits	14,682	45	1.22	13,353	34	0.98
Foreign office deposits - interest-bearing	246	2	2.22	132	1	1.93
Total interest-bearing deposits	104,110	206	0.78	103,097	172	0.66
Short-term borrowings	6,979	39	2.18	6,023	29	1.94
Long-term debt	23,488	186	3.19	24,211	181	2.99
Total interest-bearing liabilities	134,577	431	1.28	133,331	382	1.14
Noninterest-bearing deposits	53,732			54,174
Accounts payable and other liabilities	5,351			5,282
Shareholders' equity	29,965			29,887
Total liabilities and shareholders' equity	$223,625			$222,674
Average interest-rate spread			3.08			3.10

Net interest income/ net interest margin		$1,729	3.49%		$1,714	3.47%
Taxable-equivalent adjustment		$24			$27
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

BB&T Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	June 30, 2018			March 31, 2018			December 31, 2017
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,537	$17	1.80%	$3,538	$15	1.77%	$3,447	$15	1.71%
U.S. government-sponsored entities (GSE)	2,384	14	2.23	2,385	13	2.23	2,385	13	2.22
Mortgage-backed securities issued by GSE	39,777	241	2.44	40,813	248	2.42	40,381	238	2.36
States and political subdivisions	1,051	8	3.79	1,215	11	3.78	1,435	11	3.23
Non-agency mortgage-backed	354	17	17.35	375	7	7.73	391	13	13.27
Other	42	—	3.26	48	—	2.28	54	—	2.34
Total securities	47,145	297	2.53	48,374	294	2.44	48,093	290	2.42
Other earning assets	2,197	13	2.24	2,250	25	4.54	3,123	15	1.91
Loans and leases:
Commercial:
Commercial and industrial	59,548	580	3.92	58,627	537	3.72	58,478	539	3.65
CRE	21,546	252	4.64	21,398	234	4.47	20,998	229	4.33
Lease financing	1,862	12	3.05	1,872	14	3.00	1,851	13	2.82
Retail:
Residential mortgage	29,272	291	4.01	28,824	289	4.00	28,559	286	4.00
Direct	11,680	150	5.10	11,791	141	4.90	11,901	143	4.78
Indirect	16,804	311	7.46	16,914	304	7.31	17,426	309	7.05
Revolving credit	2,831	67	9.16	2,798	67	8.94	2,759	62	9.01
PCI	559	26	18.92	631	30	19.21	689	36	20.69
Total loans and leases held for investment	144,102	1,689	4.70	142,855	1,616	4.57	142,661	1,617	4.51
Loans held for sale	1,650	17	4.02	1,051	9	3.66	1,428	14	3.67
Total loans and leases	145,752	1,706	4.70	143,906	1,625	4.57	144,089	1,631	4.50
Total earning assets	195,094	2,016	4.14	194,530	1,944	4.04	195,305	1,936	3.95
Nonearning assets	26,250			26,889			27,220
Total assets	$221,344			$221,419			$222,525
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,969	29	0.42	$27,270	25	0.37	$26,746	22	0.32
Money market and savings	62,105	86	0.56	61,690	67	0.44	61,693	57	0.37
Time deposits	13,966	30	0.86	13,847	23	0.68	13,744	21	0.57
Foreign office deposits - interest-bearing	673	3	1.77	935	3	1.42	1,488	4	1.18
Total interest-bearing deposits	103,713	148	0.57	103,742	118	0.46	103,671	104	0.40
Short-term borrowings	5,323	23	1.77	5,477	20	1.43	6,342	19	1.13
Long-term debt	23,639	166	2.81	23,677	150	2.54	22,639	131	2.36
Total interest-bearing liabilities	132,675	337	1.02	132,896	288	0.87	132,652	254	0.77
Noninterest-bearing deposits	53,963			53,396			54,288
Accounts payable and other liabilities	5,121			5,599			5,732
Shareholders' equity	29,585			29,528			29,853
Total liabilities and shareholders' equity	$221,344			$221,419			$222,525
Average interest-rate spread			3.12			3.17			3.18

Net interest income/ net interest margin		$1,679	3.45%		$1,656	3.44%		$1,682	3.43%
Taxable-equivalent adjustment		$22			$23			$38
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

10 BB&T Corporation

Average Balances and Rates - Year-To-Date
	Year-to-Date
	December 31, 2018			December 31, 2017
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,800	$72	1.89%	$4,179	$72	1.71%
U.S. government-sponsored entities (GSE)	2,394	54	2.23	2,385	53	2.22
Mortgage-backed securities issued by GSE	39,559	969	2.45	37,250	841	2.26
States and political subdivisions	958	35	3.68	1,748	83	4.77
Non-agency mortgage-backed	349	42	11.93	411	77	18.80
Other	40	1	3.34	56	1	2.17
Total securities	47,100	1,173	2.49	46,029	1,127	2.45
Other earning assets	2,251	67	2.96	3,484	53	1.53
Loans and leases:
Commercial:
Commercial and industrial	59,663	2,374	3.98	57,994	2,080	3.59
CRE	21,435	1,007	4.70	20,497	837	4.08
Lease financing	1,917	61	3.19	1,726	49	2.82
Retail:
Residential mortgage	29,932	1,212	4.05	29,140	1,170	4.02
Direct	11,670	610	5.22	11,968	550	4.60
Indirect	17,111	1,285	7.51	17,840	1,230	6.89
Revolving credit	2,913	269	9.25	2,662	236	8.88
PCI	548	108	19.64	784	148	18.86
Total loans and leases held for investment	145,189	6,926	4.77	142,611	6,300	4.42
Loans held for sale	1,228	50	4.13	1,464	53	3.62
Total loans and leases	146,417	6,976	4.77	144,075	6,353	4.41
Total earning assets	195,768	8,216	4.20	193,588	7,533	3.89
Nonearning assets	26,505			27,477
Total assets	$222,273			$221,065
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,951	116	0.43	$28,033	70	0.25
Money market and savings	62,257	387	0.62	63,061	190	0.30
Time deposits	13,963	132	0.94	14,133	72	0.51
Foreign office deposits - interest-bearing	494	9	1.67	1,142	12	1.05
Total interest-bearing deposits	103,665	644	0.62	106,369	344	0.32
Short-term borrowings	5,955	111	1.86	4,311	41	0.94
Long-term debt	23,755	683	2.88	21,660	454	2.10
Total interest-bearing liabilities	133,375	1,438	1.08	132,340	839	0.63
Noninterest-bearing deposits	53,818			52,872
Accounts payable and other liabilities	5,337			5,852
Shareholders' equity	29,743			30,001
Total liabilities and shareholders' equity	$222,273			$221,065
Average interest-rate spread			3.12			3.26

Net interest income/ net interest margin		$6,778	3.46%		$6,694	3.46%
Taxable-equivalent adjustment		$96			$159
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

BB&T Corporation 11

Credit Quality
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2018	2018	2018	2018	2017
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$200	$238	$243	$257	$259
CRE	65	46	61	67	45
Lease financing	3	6	9	13	1
Retail:
Residential mortgage	119	120	119	127	129
Direct	53	55	58	64	64
Indirect	82	72	68	74	72
Total nonaccrual loans and leases held for investment (1)	522	537	558	602	570
Foreclosed real estate	35	39	43	40	32
Other foreclosed property	28	25	23	27	25
Total nonperforming assets(1)	$585	$601	$624	$669	$627
Performing Troubled Debt Restructurings (TDRs) (2)
Commercial:
Commercial and industrial	$65	$56	$44	$38	$50
CRE	10	12	11	12	16
Retail:
Residential mortgage	656	643	647	627	605
Direct	55	56	58	59	62
Indirect	305	295	284	277	281
Revolving credit	28	28	29	29	29
Total performing TDRs (2)(3)	$1,119	$1,090	$1,073	$1,042	$1,043
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$—	$—	$—	$—	$1
CRE	—	—	—	—	1
Retail:
Residential mortgage	405	367	374	420	465
Direct	7	6	4	6	6
Indirect	6	6	4	5	6
Revolving credit	14	12	10	11	12
PCI	30	40	43	48	57
Total loans 90 days past due and still accruing	$462	$431	$435	$490	$548
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$34	$35	$26	$31	$41
CRE	5	4	4	10	8
Lease financing	1	1	2	1	4
Retail:
Residential mortgage	456	510	441	400	472
Direct	61	59	52	55	65
Indirect	436	418	337	272	412
Revolving credit	28	27	21	21	23
PCI	23	21	22	24	27
Total loans 30-89 days past due	$1,044	$1,075	$905	$814	$1,052
Excludes loans held for sale.
(1) Sales of nonperforming loans totaled $30 million, $20 million, $12 million, $33 million and $44 million for the quarter ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(2) Excludes TDRs that are nonperforming totaling $176 million, $176 million, $191 million, $196 million and $189 million at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively. These amounts are included in total nonperforming assets.

(3) Sales of performing TDRs, which were primarily residential mortgage loans, totaled $15 million, $34 million, $17 million, $29 million and $44 million for the quarter ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

12 BB&T Corporation

Credit Quality
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2018	2018	2018	2018	2017
Allowance for Credit Losses
Beginning balance	$1,648	$1,640	$1,614	$1,609	$1,601
Provision for credit losses (excluding PCI loans)	147	141	142	153	137
Provision (benefit) for PCI loans	(1)	(6)	(7)	(3)	1
Charge-offs:
Commercial:
Commercial and industrial	(18)	(28)	(23)	(23)	(23)
CRE	(5)	—	(2)	(6)	(2)
Lease financing	(1)	(1)	(1)	(1)	(1)
Retail:
Residential mortgage	(8)	(4)	(5)	(4)	(8)
Direct	(18)	(17)	(17)	(19)	(15)
Indirect	(108)	(94)	(82)	(107)	(104)
Revolving credit	(22)	(20)	(21)	(21)	(19)
PCI	—	(2)	—	—	—
Total charge-offs	(180)	(166)	(151)	(181)	(172)
Recoveries:
Commercial:
Commercial and industrial	7	13	11	8	12
CRE	4	1	1	2	4
Lease financing	—	—	1	—	1
Retail:
Residential mortgage	1	—	1	—	1
Direct	5	6	6	6	6
Indirect	15	15	17	15	13
Revolving credit	5	4	5	5	5
Total recoveries	37	39	42	36	42
Net charge-offs	(143)	(127)	(109)	(145)	(130)
Ending balance	$1,651	$1,648	$1,640	$1,614	$1,609
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCI loans)	$1,549	$1,528	$1,512	$1,473	$1,462
Allowance for PCI loans	9	10	18	25	28
Reserve for unfunded lending commitments	93	110	110	116	119
Total	$1,651	$1,648	$1,640	$1,614	$1,609

				As of/For the Year-to-Date
				Period Ended Dec. 31
(Dollars in millions)				2018	2017
Allowance for Credit Losses
Beginning balance				$1,609	$1,599
Provision for credit losses (excluding PCI loans)				583	562
Provision (benefit) for PCI loans				(17)	(15)
Charge-offs:
Commercial:
Commercial and industrial				(92)	(95)
CRE				(13)	(10)
Lease financing				(4)	(5)
Retail:
Residential mortgage				(21)	(47)
Direct				(71)	(61)
Indirect				(391)	(402)
Revolving credit				(84)	(76)
PCI				(2)	(1)
Total charge-offs				(678)	(697)
Recoveries:
Commercial:
Commercial and industrial				39	36
CRE				8	16
Lease financing				1	2
Retail:
Residential mortgage				2	2
Direct				23	25
Indirect				62	60
Revolving credit				19	19
Total recoveries				154	160
Net charge-offs				(524)	(537)
Ending balance				$1,651	$1,609

BB&T Corporation 13

Credit Quality
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2018	2018	2018	2018	2017
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.70%	0.73%	0.62%	0.57%	0.73%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.31	0.29	0.30	0.34	0.38
Nonperforming loans and leases as a percentage of loans and leases	0.35	0.37	0.38	0.42	0.40
Nonperforming assets as a percentage of:
Total assets	0.26	0.27	0.28	0.30	0.28
Loans and leases plus foreclosed property	0.39	0.41	0.43	0.47	0.44
Net charge-offs as a percentage of average loans and leases	0.38	0.35	0.30	0.41	0.36
Allowance for loan and lease losses as a percentage of loans and leases	1.05	1.05	1.05	1.05	1.04
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.76X	3.05X	3.49X	2.55X	2.89X
Nonperforming loans and leases	2.99X	2.86X	2.74X	2.49X	2.62X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.05%

				As of/For the Year-to-Date
				Period Ended Dec. 31
				2018	2017
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.36%	0.38%
Ratio of allowance for loan and lease losses to net charge-offs				2.98X	2.78X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

	December 31, 2018
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$64	98.5%	$1	1.5%	$—	—%	$65
CRE	10	100.0	—	—	—	—	10
Retail:
Residential mortgage	379	57.8	116	17.7	161	24.5	656
Direct	53	96.4	2	3.6	—	—	55
Indirect	245	80.3	60	19.7	—	—	305
Revolving credit	24	85.7	3	10.7	1	3.6	28
Total performing TDRs (1)	775	69.2	182	16.3	162	14.5	1,119
Nonperforming TDRs (2)	81	46.1	8	4.5	87	49.4	176
Total TDRs (1)(2)	$856	66.1%	$190	14.7%	$249	19.2%	$1,295

			Quarter Ended
			Dec. 31	Sept. 30	June 30	March 31	Dec. 31
			2018	2018	2018	2018	2017
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.06%	0.11%	0.08%	0.11%	0.07%
CRE			0.02	(0.02)	0.01	0.08	(0.06)
Lease financing			0.17	0.16	0.12	0.09	0.14
Retail:
Residential mortgage			0.10	0.05	0.05	0.05	0.10
Direct			0.43	0.38	0.40	0.43	0.30
Indirect			2.14	1.79	1.56	2.21	2.09
Revolving credit			2.25	2.11	2.21	2.37	2.13
PCI			—	1.53	—	—	—
Total loans and leases			0.38	0.35	0.30	0.41	0.36
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

14 BB&T Corporation

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2018	2018	2018	2018	2017
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$18,404	$18,325	$18,364	$18,104	$18,051
Tier 1	21,456	21,376	21,415	21,155	21,102
Total	24,964	24,979	25,011	24,719	24,653
Risk-weighted assets	181,166	179,195	179,892	176,818	177,217
Average quarterly tangible assets	215,872	214,498	213,523	213,404	214,163
Risk-based capital ratios:
Common equity tier 1	10.2%	10.2%	10.2%	10.2%	10.2%
Tier 1	11.8	11.9	11.9	12.0	11.9
Total	13.8	13.9	13.9	14.0	13.9
Leverage capital ratio	9.9	10.0	10.0	9.9	9.9
Equity as a percentage of total assets	13.4	13.5	13.4	13.4	13.4
Common equity per common share	$35.46	$34.90	$34.51	$34.06	$34.01

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$30,178	$30,007	$29,832	$29,662	$29,695
Less:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Noncontrolling interests	56	59	52	50	47
Intangible assets	10,576	10,621	10,264	10,296	10,329
Tangible common equity	$16,493	$16,274	$16,463	$16,263	$16,266

Outstanding shares at end of period (in thousands)	763,326	770,620	774,447	779,752	782,006

Tangible Common Equity Per Common Share	$21.61	$21.12	$21.26	$20.86	$20.80

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

BB&T Corporation 15

Selected Items, Selected Mortgage Banking Information & Additional Information
				Favorable (Unfavorable)
					After-Tax at
(Dollars in millions)				Pre-Tax	Marginal Rate
Selected Items
Fourth Quarter 2018
None				N/A	N/A

Third Quarter 2018
None				N/A	N/A

Second Quarter 2018
None				N/A	N/A

First Quarter 2018
None				N/A	N/A

Fourth Quarter 2017
Charitable contribution	Other expense			$(100)	$(63)
One-time bonus	Personnel expense			(36)	(23)
Impact of tax reform	Provision for income taxes			N/A	43

Third Quarter 2017
None				N/A	N/A

Second Quarter 2017
None				N/A	N/A

First Quarter 2017
Income tax benefit on equity-based awards	Provision for income taxes			N/A	35

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data)	2018	2018	2018	2018	2017
Mortgage Banking Income
Residential mortgage production revenue	$22	$29	$42	$44	$45
Residential mortgage servicing revenue	65	63	63	65	65
Realization of expected residential MSR cash flows	(37)	(35)	(38)	(33)	(35)
Commercial mortgage production revenue	28	20	23	22	27
Commercial mortgage servicing revenue	9	10	10	9	9
Realization of expected commercial MSR cash flows	(7)	(7)	(8)	(9)	(9)
Mortgage banking income before MSR valuation	80	80	92	98	102
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(55)	35	25	68	15
MSRs hedge gains (losses)	61	(36)	(23)	(67)	(13)
Net MSRs valuation	6	(1)	2	1	2
Total mortgage banking income	$86	$79	$94	$99	$104
Other Mortgage Banking Information
Residential mortgage loan originations	$2,735	$4,265	$4,411	$3,328	$3,970
Residential mortgage servicing portfolio (1):
Loans serviced for others	87,270	88,323	88,492	88,746	89,124
Bank-owned loans serviced	31,335	31,137	30,261	29,081	29,300
Total servicing portfolio	118,605	119,460	118,753	117,827	118,424
Weighted-average coupon rate on mortgage loans serviced for others	4.04%	4.03%	4.01%	4.00%	4.00%
Weighted-average servicing fee on mortgage loans serviced for others	0.277	0.277	0.277	0.277	0.278

Additional Information
Derivatives notional amount	$67,738	$68,400	$71,427	$78,649	$75,172
Fair value of derivatives, net	(1)	(253)	(203)	(213)	(271)
Common stock prices:
High	52.11	53.08	56.03	56.31	51.11
Low	40.68	48.41	50.13	49.65	44.62
End of period	43.32	48.54	50.44	52.04	49.72
Banking offices	1,879	1,958	1,967	2,047	2,049
ATMs	2,573	2,764	2,768	2,836	2,824
FTEs	35,852	36,233	35,782	35,908	36,484
(1) Amounts reported are unpaid principal balance.

16 BB&T Corporation

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2018	2018	2018	2018	2017	2018	2017
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,784	$1,742	$1,720	$1,686	$1,855	$6,932	$7,444
Amortization of intangibles	(34)	(33)	(31)	(33)	(34)	(131)	(142)
Merger-related and restructuring charges, net	(76)	(18)	(24)	(28)	(22)	(146)	(115)
Gain (loss) on early extinguishment of debt	—	—	—	—	—	—	(392)
Charitable contribution	—	—	—	—	(100)	—	(100)
One-time bonus	—	—	—	—	(36)	—	(36)
Efficiency Ratio Numerator - Adjusted	$1,674	$1,691	$1,665	$1,625	$1,663	$6,655	$6,659

Efficiency Ratio Denominator - Revenue (2) - GAAP	$2,940	$2,926	$2,879	$2,813	$2,869	$11,558	$11,317
Taxable equivalent adjustment	24	27	22	23	38	96	159
Securities (gains) losses, net	(2)	—	(1)	—	1	(3)	1
Efficiency Ratio Denominator - Adjusted	$2,962	$2,953	$2,900	$2,836	$2,908	$11,651	$11,477

Efficiency Ratio - GAAP	60.7%	59.5%	59.7%	60.0%	64.7%	60.0%	65.8%
Efficiency Ratio - Adjusted	56.5	57.3	57.4	57.3	57.2	57.1	58.0

(1)
The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.

(2)	Revenue is defined as net interest income plus noninterest income.

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2018	2018	2018	2018	2017	2018	2017
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$754	$789	$775	$745	$614	$3,063	$2,220
Plus: Amortization of intangibles, net of tax	25	26	24	24	21	99	89
Tangible net income available to common shareholders	$779	$815	$799	$769	$635	$3,162	$2,309

Average common shareholders' equity	$26,860	$26,782	$26,483	$26,428	$26,759	$26,640	$26,907
Less: Average intangible assets	10,607	10,622	10,281	10,312	10,346	10,456	10,402
Average tangible common shareholders' equity	$16,253	$16,160	$16,202	$16,116	$16,413	$16,184	$16,505

Return on average common shareholders' equity	11.14%	11.69%	11.74%	11.43%	9.10%	11.50%	8.25%
Return on average tangible common shareholders' equity	19.02	20.00	19.78	19.36	15.35	19.54	13.99

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions, except per share data)	2018	2018	2018	2018	2017	2018	2017
Diluted EPS (1)
Net income available to common shareholders - GAAP	$754	$789	$775	$745	$614	$3,063	$2,220
Merger-related and restructuring charges	59	13	17	22	14	111	71
Loss on early extinguishment of debt	—	—	—	—	—	—	246
Securities gains (losses), net	(1)	—	(1)	—	—	(2)	—
Charitable contribution	—	—	—	—	63	—	63
One time bonus	—	—	—	—	23	—	23
Excess tax benefit on equity-based awards	—	—	—	—	—	—	(35)
Impact of tax reform	—	—	—	—	(43)	—	(43)
Net income available to common shareholders - adjusted	$812	$802	$791	$767	$671	$3,172	$2,545

Weighted average shares outstanding - diluted	775,402	781,867	785,750	791,005	795,867	783,484	810,977

Diluted EPS - GAAP	$0.97	$1.01	$0.99	$0.94	$0.77	$3.91	$2.74
Diluted EPS - adjusted	1.05	1.03	1.01	0.97	0.84	4.05	3.14

(1)
The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.

BB&T Corporation 17